                          CEDAR SHOPPING CENTERS, INC.

                       SUPPLEMENTAL FINANCIAL INFORMATION

                               SEPTEMBER 30, 2004

                                   (UNAUDITED)

















                          CEDAR SHOPPING CENTERS, INC.
                             44 SOUTH BAYLES AVENUE
                            PORT WASHINGTON, NY 11050
                     TEL: (516) 767-6492 FAX: (516) 767-6497
                          WWW.CEDARSHOPPINGCENTERS.COM

                          CEDAR SHOPPING CENTERS, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------



Disclosures..............................................................  3
Summary Financial Data...................................................  5
Consolidated Balance Sheets Information (wholly-owned and joint venture properties)................................................  7
Consolidated Statements of Operations Information (wholly-owned and joint venture properties)......................................  8
Reconciliation of Net Income (Loss) to Funds From Operations ("FFO")
      and Adjusted Funds From Operation ("AFFO")......................... 10
Property Summary ........................................................ 11
Debt Summary ............................................................ 14
Consolidated Joint Ventures Information.................................. 16
Tenant Concentration Schedule............................................ 17
Lease Expiration Schedule................................................ 18

CEDAR SHOPPING CENTERS, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
SEPTEMBER 30, 2004
(UNAUDITED)

DISCLOSURES
-----------

FORWARD LOOKING STATEMENTS
--------------------------

         Statements made or incorporated by reference in the Supplemental Financial Information include certain "forward-looking statements". Forward-looking statements include, without limitation, statements containing the words "anticipates", "believes", "expects", "intends", "future", and words of similar import, which express the Company's belief, expectations, or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company's control. Certain factors that might cause such a difference include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the eastern United States in particular; the financial viability of our tenants; the continuing availability of shopping center acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels; the Company's potential inability to realize the level of proceeds from property sales as initially expected; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to refinance debt obligations when due.

BASIS OF PRESENTATION
---------------------

         The information contained in the Supplemental Financial Information is unaudited and does not purport to disclose all items required by GAAP. The information contained herein should be read in conjunction with the Company's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended September 30, 2004.

         Cedar Shopping Centers Partnership, L.P. (the "OP") is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. As of September 30, 2004 and December 31, 2003, respectively, the Company owned approximately a 97.3% and a 97.4% economic interest in, and was the sole general partner of, the OP. The limited partners' interest in the OP is evidenced by Operating Partnership Units ("OP Units"), which are economically equivalent to, and convertible into, shares of the Company's common stock on a one-for-one basis. With respect to its joint ventures, the Company has general partnership interests ranging from 20% to 50% and, as the Company is the sole general partner and exercises substantial operating control over these entities, such partnerships are consolidated in the Company's financial statements.

USE OF FUNDS FROM OPERATIONS ("FFO") AS A NON-GAAP FINANCIAL MEASURE
--------------------------------------------------------------------

         The Company considers FFO to be a relevant and meaningful supplemental measure of the performance of the Company because it is predicated on a cash flow analysis, contrasted with net income, a measure predicated on GAAP, which gives effect to non-cash items such as depreciation and amortization. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), as income before allocation to minority interests (computed in accordance with GAAP), excluding gains or losses from debt restructurings and sales of property, plus depreciation and amortization, and after preferred stock distribution requirements and adjustments for any unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures would be computed to reflect FFO on the same basis. In computing FFO, the Company does not add back to net income the amortization of costs incurred in connection with its financing or hedging activities or depreciation of non-real estate assets, but would add back to net income those items that are defined as "extraordinary" under GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to cash flow as a measure of liquidity. Since the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another. FFO is not necessarily indicative of cash available to fund ongoing cash needs.

CEDAR SHOPPING CENTERS, INC.
SUMMARY FINANCIAL DATA
(UNAUDITED)

                                                           SEPTEMBER 30, DECEMBER 31,
                                                               2004         2003
                                                           ------------  ------------
Equity market capitalization (end of period):
Common shares outstanding                                    16,456,011    16,456,011
OP Units outstanding                                            454,469       439,421
Closing market price                                       $      13.95  $      12.42

8-7/8 Series A Cumulative Redeemable
  Preferred Stock shares outstanding                          2,350,000          -
Closing market price                                       $      26.20  $       -

Equity market capitalization                               $297,471,000  $209,841,000
Pro rata share of outstanding debt                          140,947,000   125,287,000
                                                           ------------  ------------
Total capitalization                                       $438,418,000  $335,128,000
                                                           ============  ============

Ratio of pro rata share of outstanding debt
  to total capitalization                                         32.1%         37.4%
                                                           ============  ============

                                                        THREE MONTHS ENDED SEPTEMBER 30,
                                                        --------------------------------
                                                               2004          2003
                                                           ------------- ------------
Total revenues                                             $  12,464,000 $  6,671,000
Net income (loss)                                          $   1,208,000 $   (228,000)
  Per common share                                         $        0.07 $      (0.96)
Dividends to common shareholders                           $   3,703,000 $       -
  Per common share                                         $       0.225 $       -
Average number of common shares outstanding                   16,456,000      238,000

FFO                                                        $   3,691,000 $   (194,000)
  Per common share/OP unit                                 $        0.22 $      (0.24)
AFFO                                                       $   3,221,000 $   (406,000)
  Per common share/OP unit                                 $        0.19 $      (0.50)
Avg. no. of common shares/OP units  outstanding               16,910,000      806,000

                                                         NINE MONTHS ENDED SEPTEMBER 30,
                                                         -------------------------------
                                                               2004          2003
                                                           ------------- ------------
Total revenues                                             $  36,406,000 $ 18,094,000
Net income (loss)                                          $   4,454,000 $   (467,000)
  Per common share                                         $        0.27 $      (1.78)
Dividends to common shareholders                           $  10,038,000 $        -
  Per common share                                         $       0.610 $        -
Average number of common shares outstanding                   16,456,000      263,000

FFO                                                        $  11,313,000 $    (11,000)
  Per common share/OP unit                                 $        0.67 $      (0.01)
AFFO                                                       $   9,649,000 $   (570,000)
  Per common share/OP unit                                 $        0.57 $      (0.69)
Avg. no. of common shares/OP units  outstanding               16,905,000      831,000

CEDAR SHOPPING CENTERS, INC.
SUMMARY FINANCIAL DATA
(UNAUDITED)
(CONTINUED)

                                              SEPTEMBER 30,  DECEMBER 31,
                                                  2004           2003
                                              ------------   ------------

Real estate, net                               391,581,000    324,531,000
Other assets                                    31,336,000     25,116,000
                                              ------------   ------------
Total assets                                  $422,917,000   $349,647,000
                                              ============   ============

Total debt                                    $177,552,000   $161,983,000
Other liabilities                               26,700,000     20,046,000
Minority interests                              12,201,000     12,435,000
Limited partners' interest in OP                 4,095,000      4,035,000
Shareholders' equity                           202,369,000    151,148,000
                                              ------------   ------------
Total liabilities and equity                  $422,917,000   $349,647,000
                                              ============   ============


Fixed-rate mortgages                          $124,821,000   $116,062,000
Variable-rate mortgages                         23,781,000     28,921,000
                                              ------------   ------------
Total mortgages                                148,602,000    144,983,000
Secured revolving credit facility               28,950,000     17,000,000
                                              ------------   ------------
Total debt                                    $177,552,000   $161,983,000
                                              ============   ============

Pro rata share of total debt                  $140,946,700   $125,287,000
                                              ============   ============

Weighted average interest rates:
 Fixed-rate mortgages                                  7.2%           7.2%
 Variable-rate mortgages                               4.5%           4.7%
 Total mortgages                                       6.8%           6.7%
 Secured revolving credit facility                     4.0%           3.4%
 Total debt                                            6.3%           6.4%

CEDAR SHOPPING CENTERS, INC.
CONSOLIDATED BALANCE SHEETS INFORMATION
(UNAUDITED)

                                                   SEPTEMBER 30, 2004                                DECEMBER 31, 2003
                                      ---------------------------------------------     -------------------------------------------
                                                     JOINT VENTURE     WHOLLY-OWNED                    JOINT VENTURE   WHOLLY-OWNED
                                         TOTAL         PROPERTIES       PROPERTIES         TOTAL         PROPERTIES     PROPERTIES
                                      ---------------------------------------------     -------------------------------------------
Assets:
Real estate:
 Land                                 $ 75,272,000    $14,408,000      $ 60,864,000     $ 61,774,000    $14,408,000    $ 47,366,000
 Buildings and improvements            329,369,000     53,254,000       276,115,000      269,031,000     52,756,000     216,275,000
                                      ---------------------------------------------     -------------------------------------------
                                       404,641,000     67,662,000       336,979,000      330,805,000     67,164,000     263,641,000
 Less accumulated depreciation         (13,060,000)    (2,683,000)      (10,377,000)      (6,274,000)    (1,663,000)     (4,611,000)
                                      ---------------------------------------------     -------------------------------------------
Real estate, net                       391,581,000     64,979,000       326,602,000      324,531,000     65,501,000     259,030,000

Cash and cash equivalents                7,093,000              -         7,093,000        6,154,000              -       6,154,000
Cash at joint ventures                     929,000        929,000                 -        1,003,000      1,003,000               -
Construction / improvement and other
escrows                                  5,314,000        743,000         4,571,000        5,205,000        790,000       4,415,000
Receivables:
 Rents and other, net                    1,686,000        245,000         1,441,000        2,098,000        (46,000)      2,144,000
 Straight-line rents                     2,076,000        638,000         1,438,000        1,171,000        442,000         729,000
Real estate tax and other deposits       2,325,000        391,000         1,934,000        1,935,000        470,000       1,465,000
Prepaid expenses                         3,314,000        537,000         2,777,000        1,065,000        192,000         873,000
Deferred charges, net:
 Leasing costs                           4,939,000        159,000         4,780,000        3,206,000         30,000       3,176,000
 Financing costs                         2,663,000        707,000         1,956,000        1,874,000        786,000       1,088,000
 Interest rate swaps/caps                  743,000              -           743,000        1,339,000              -       1,339,000
 Other                                     254,000              -           254,000           66,000              -          66,000
                                      ---------------------------------------------     -------------------------------------------
Total assets                          $422,917,000    $69,328,000      $353,589,000     $349,647,000    $69,168,000    $280,479,000
                                      =============================================     ===========================================

Liabilities and shareholders' equity:
Mortgage loans payable                $148,602,000    $50,391,000      $ 98,211,000     $144,983,000    $50,379,000    $ 94,604,000
Secured revolving credit facility       28,950,000              -        28,950,000       17,000,000              -      17,000,000
Accounts payable and accrued expenses    4,282,000        306,000         3,976,000        3,931,000        444,000       3,487,000
Tenant advance payments and security
deposits                                 2,561,000        396,000         2,165,000        1,685,000        403,000       1,282,000
Deferred liabilities:
 Intangible lease liabilities           18,846,000      1,224,000        17,622,000       13,552,000      1,345,000      12,207,000
 Discounted mortgage values                716,000              -           716,000          500,000              -         500,000
 Unrealized losses on derivative
 financial instruments                     295,000        238,000            57,000          378,000        247,000         131,000

                                      ---------------------------------------------     -------------------------------------------
Total liabilities                      204,252,000     52,555,000       151,697,000      182,029,000     52,818,000     129,211,000
                                      ---------------------------------------------     -------------------------------------------

Minority interests                      12,201,000     12,201,000                 -       12,435,000     12,435,000               -

Limited partners' interest in
consolidated OP                          4,095,000        123,000         3,972,000        4,035,000        102,000       3,933,000

Equity (a)                             202,369,000      4,449,000       197,920,000      151,148,000      3,813,000     147,335,000
                                      ---------------------------------------------     -------------------------------------------
Total liabilities and equity          $422,917,000    $69,328,000      $353,589,000     $349,647,000    $69,168,000    $280,479,000
                                      =============================================     ===========================================

(a) Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned properties.

CEDAR SHOPPING CENTERS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS INFORMATION (A)
(UNAUDITED)

                                                                            THREE MONTHS ENDED SEPTEMBER 30,
                                                  --------------------------------------------------------------------------------
                                                                  2004                                      2003
                                                  ---------------------------------------   --------------------------------------
                                                              JOINT VENTURE  WHOLLY-OWNED              JOINT VENTURE   WHOLLY-OWNED
                                                     TOTAL      PROPERTIES    PROPERTIES      TOTAL      PROPERTIES     PROPERTIES
                                                  ---------------------------------------   --------------------------------------
Revenues:
 Rents:
   Base rents                                     $ 9,178,000  $ 1,770,000   $ 7,408,000    $4,730,000   $2,677,000     $2,053,000
   Percentage rents                                    70,000        1,000        69,000        (8,000)       2,000        (10,000)
   Straight-line rents                                260,000       63,000       197,000       200,000      130,000         70,000
   Amortization of intangible lease liabilities       579,000       32,000       547,000       277,000       45,000        232,000
                                                  --------------------------------------    --------------------------------------
                                                   10,087,000    1,866,000     8,221,000     5,199,000    2,854,000      2,345,000
 Expense recoveries                                 2,253,000      331,000     1,922,000     1,452,000      632,000        820,000
 Interest and other                                   124,000            -       124,000        20,000       12,000          8,000
                                                  --------------------------------------    --------------------------------------
Total revenues                                     12,464,000    2,197,000    10,267,000     6,671,000    3,498,000      3,173,000

Expenses:
 Operating, maintenance and management              2,349,000      305,000     2,044,000     1,594,000      562,000      1,032,000
 Real estate and other property-related taxes       1,363,000      220,000     1,143,000       662,000      354,000        308,000
 General and administrative                           706,000       -            706,000       355,000            -        355,000
 Depreciation and amortization                      3,158,000      378,000     2,780,000     1,150,000      646,000        504,000
 Interest                                           2,462,000      946,000     1,516,000     3,243,000    1,501,000      1,742,000
                                                  --------------------------------------    --------------------------------------
Total expenses                                     10,038,000    1,849,000     8,189,000     7,004,000    3,063,000      3,941,000

Income (loss) before the following:                 2,426,000      348,000     2,078,000      (333,000)     435,000       (768,000)
 Minority interests                                  (274,000)    (274,000)            -      (367,000)    (367,000)             -
 Limited partners' interest                           (58,000)      (2,000)      (56,000)      490,000      (48,000)       538,000
 Preferred distribution requirements                 (886,000)           -      (886,000)      (18,000)           -        (18,000)
                                                  --------------------------------------    --------------------------------------
Net income (loss)                                 $ 1,208,000  $    72,000   $ 1,136,000     ($228,000)  $   20,000      ($248,000)
                                                  ======================================    ======================================

Net income (loss) per common share                      $0.07        $0.00         $0.07        ($0.96)       $0.08         ($1.04)
                                                  ======================================    ======================================
Average number of common shares
 outstanding                                       16,456,000   16,456,000    16,456,000       238,000      238,000        238,000
                                                  ======================================    ======================================

CEDAR SHOPPING CENTERS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS INFORMATION (A)
(UNAUDITED)
(CONTINUED)

                                                                         NINE MONTHS ENDED SEPTEMBER 30,
                                                -----------------------------------------------------------------------------------
                                                                  2004                                      2003
                                                ------------------------------------------  ----------------------------------------
                                                             JOINT VENTURE    WHOLLY-OWNED              JOINT VENTURE   WHOLLY-OWNED
                                                   TOTAL       PROPERTIES      PROPERTIES      TOTAL      PROPERTIES     PROPERTIES
                                                -----------------------------------------   ---------------------------------------
Revenues:
 Rents:
  Base rents                                    $26,001,000   $ 5,256,000     $20,745,000   $12,841,000   $7,110,000    $ 5,731,000
  Percentage rents                                  374,000        20,000         354,000       171,000       48,000        123,000
  Straight-line rents                               905,000       204,000         701,000       520,000      350,000        170,000
  Amortization of intangible lease liabilities    1,555,000       114,000       1,441,000       590,000      108,000        482,000
                                                -----------------------------------------   -----------   -------------------------
                                                 28,835,000     5,594,000      23,241,000    14,122,000    7,616,000      6,506,000
 Expense recoveries                               7,188,000     1,257,000       5,931,000     3,912,000    1,630,000      2,282,000
 Interest and other                                 383,000        11,000         372,000        60,000       18,000         42,000
                                                -----------------------------------------   -----------   -------------------------
Total revenues                                   36,406,000     6,862,000      29,544,000    18,094,000    9,264,000      8,830,000

Expenses:
 Operating, maintenance and management            7,746,000     1,056,000       6,690,000     4,784,000    1,578,000      3,206,000
 Real estate and other property-related taxes     3,707,000       655,000       3,052,000     1,895,000      997,000        898,000
 General and administrative                       2,333,000             -       2,333,000     1,542,000            -      1,542,000
 Depreciation and amortization                    8,714,000     1,123,000       7,591,000     2,917,000    1,694,000      1,223,000
 Interest                                         7,561,000     2,949,000       4,612,000     7,533,000    4,049,000      3,484,000
                                                -----------------------------------------   -----------   -------------------------
Total expenses                                   30,061,000     5,783,000      24,278,000    18,671,000    8,318,000     10,353,000

Income (loss) before the following:               6,345,000     1,079,000       5,266,000      (577,000)     946,000     (1,523,000)
 Minority interests                                (858,000)     (858,000)              -      (790,000)    (790,000)             -
 Limited partners' interest                        (147,000)       (6,000)       (141,000)      939,000     (107,000)     1,046,000
 Preferred distribution requirements               (886,000)            -        (886,000)      (39,000)           -        (39,000)
                                                -----------------------------------------   ---------------------------------------
Net income (loss)                               $ 4,454,000   $   215,000     $ 4,239,000     ($467,000)  $   49,000      ($516,000)
                                                =========================================   =======================================

Net income (loss) per common share                    $0.27         $0.01           $0.26        ($1.78)       $0.18         ($1.96)
                                                =========================================   =======================================
Average number of common shares
 outstanding                                     16,456,000    16,456,000      16,456,000       263,000      263,000        263,000
                                                =========================================   =======================================

(a) In connection with the public offering concluded during the fourth quarter of 2003, the Company acquired a 100 % interest in several of the properties that were previously owned in joint venture, as well as the limited partner's approximately 70% interest in the OP. The results of operations of the properties which remain jointly-owned througout both years are summarized as follows (for comparability, the limited partners' interest for all periods reflect the 2004 position):

                                                                   Three months ended               Nine months ended
                                                                      September 30,                   September 30,
                                                              ----------------------------    -----------------------------
                                                                 2004             2003           2004               2003
                                                              ----------------------------    -----------------------------
Revenues                                                      $2,197,000        $2,015,000    $6,862,000         $5,834,000
Expenses                                                       1,849,000         1,758,000     5,783,000          5,153,000
                                                              ----------------------------    -----------------------------
Operating income                                                 348,000           257,000     1,079,000            681,000
Minority interests                                              (274,000)         (216,000)     (858,000)          (590,000)
Limited partners' interest                                        (2,000)           (1,000)       (6,000)            (2,000)
                                                              ----------------------------    -----------------------------
Net income                                                    $   72,000        $   40,000    $  215,000         $   89,000
                                                              ============================    =============================

CEDAR SHOPPING CENTERS, INC.
RECONCILIATION OF NET INCOME (LOSS) TO
FUNDS FROM OPERATIONS ("FFO") AND
ADJUSTED FUNDS FROM OPERATIONS ("AFFO")
(UNAUDITED)

                                                             THREE MONTHS ENDED SEPTEMBER 30,     NINE MONTHS ENDED SEPTEMBER 30,
                                                              -----------------------------       ------------------------------
                                                                   2004             2003               2004            2003
                                                              ------------    -------------       ------------    -------------
Net income (loss) (1)                                         $  1,208,000    $   (228,000)       $  4,454,000    $   (467,000)
Add (deduct):
  Depreciation and amortization                                  2,671,000         914,000           7,369,000       2,434,000
  Limited partners' interest                                        58,000        (490,000)            147,000        (939,000)
  Limited partners' share of preferred distribution
    requirements                                                   (25,000)        (43,000)            (25,000)        (91,000)
Minority interests                                                 274,000         367,000             858,000         790,000
Minority interests' share of FFO                                  (495,000)       (714,000)         (1,490,000)     (1,738,000)
                                                              ------------    ------------        ------------    ------------
FFO                                                              3,691,000        (194,000)         11,313,000         (11,000)

Add (deduct):
  Straight-line rents                                             (260,000)       (200,000)           (905,000)       (520,000)
  Minority interests' share of straight-line rents                  53,000         109,000             171,000         282,000
  Provision for tenant improvements and capital
    expenditures (2)                                              (440,000)       (240,000)         (1,259,000)       (638,000)
Minority interests' share of provision for tenant
  improvements and capital expenditures (2)                         76,000         119,000             228,000         317,000
Pre-occupancy rents received in connection with
  the Camp Hill redevelopment project                              101,000              --             101,000              --
                                                              ------------    ------------        ------------    ------------
AFFO                                                          $  3,221,000    $   (406,000)       $  9,649,000    $   (570,000)
                                                              ============    ============        ============    ============

FFO per common share/unit outstanding                         $       0.22    $      (0.24)       $       0.67    $      (0.01)

AFFO per common share/unit outstanding                        $       0.19    $      (0.50)       $       0.57    $      (0.69)
                                                              ============    ============        ============    ============

Average common shares/OP units outstanding (3)                  16,910,000         806,000          16,905,000         831,000
                                                              ============    ============        ============    ============

(1) Net income (loss) includes amortization of intangible lease liabilities of $579,999, $277,000, $1,555,000 and $590,000, respectively. The minority interests' share of such amortization was $36,000, $40,000, $111,000 and $103,000, respectively. Net income (loss) also includes a charge for the ineffective portion of the change in the fair value of the Company's derivative financial instruments of $236,000, $0, $596,000, and $0, respectively. Minority interests did not share in such charge.

(2) The provision for tenant improvements and capital expenditures is calculated at the rate of $0.55 per sq. ft. per annum on the respective properties, excluding development/redevelopment properties.

(3) Assumes conversion of OP Units.

CEDAR SHOPPING CENTERS, INC.
PROPERTY SUMMARY
AS OF SEPTEMBER 30, 2004

                                                             GROSS
                                                           LEASABLE    YEAR BUILT/    NUMBER
                                      YEAR      PERCENT      AREA       YEAR LAST       OF       PERCENT
PROPERTY                            ACQUIRED     OWNED       "GLA"      RENOVATED    TENANTS    OCCUPIED
--------------------------------------------------------------------------------------------------------
STABILIZED PROPERTIES:
The Point Shopping Center             2000        100%      255,447     1972/2001       19         93%
Harrisburg, PA




Port Richmond Village                 2001        100%      154,908       1988          31        100%
Philadelphia, PA



Academy Plaza                         2001        100%      152,878     1965/1998       34        100%
Philadelphia, PA

Washington Center Shoppes             2001        100%      154,240     1979/1995       28         98%
Washington Township, NJ

Red Lion Shopping Center              2002         20%      224,269     1970/2000       17         87%
Philadelphia, PA



Loyal Plaza                           2002         25%      293,931     1969/2000       24         92%
Williamsport, PA

LA Fitness Facility                   2002         50%       41,000        2003          1        100%
Fort Washington, PA

Fairview Plaza                        2003         30%       69,579        1992          5         97%
New Cumberland, PA

Halifax Plaza                         2003         30%       54,150        1994          9        100%
Halifax, PA

Newport Plaza                         2003         30%       66,789        1996          9        100%
Newport, PA

Pine Grove Plaza Shopping Center      2003        100%       79,306      2001/2002      15         97%
Pemberton Township, NJ

[RESTUBBED}

                                       AVERAGE                  MAJOR TENANTS [>=20,000 SF OF GLA]
                                    BASE RENT PER  ----------------------------------------------------------
PROPERTY                              LEASED SF    NAME                                SF    LEASE EXPIRATION
-------------------------------------------------------------------------------------------------------------
STABILIZED PROPERTIES:
The Point Shopping Center              $10.41      Giant Foods                        55,000       07/31/2021
Harrisburg, PA                                     Burlington Coat Factory            76,665       01/31/2011
                                                   Staples                            24,000       08/31/2013
                                                   A.C. Moore                         20,000       07/31/2008


Port Richmond Village                   12.07      Thriftway                          40,000       10/31/2008
Philadelphia, PA                                   Pep Boys                           20,615       01/31/2009
                                                   Thrift Fair Stores                 15,200       02/28/2008


Academy Plaza                           11.21      Acme Markets                       50,918       09/31/2018
Philadelphia, PA                                   Raising Horizons Charter School    20,092       08/31/2005

Washington Center Shoppes                7.29      Acme Markets                       66,046       12/02/2020
Washington Township, NJ                            Powerhouse Gym                     20,742       12/31/2012

Red Lion Shopping Center                12.22      Best Buy Stores                    46,000       01/31/2014
Philadelphia, PA                                   Sports Authority                   43,825       08/15/2005
                                                   Staples                            23,942       07/31/2015


Loyal Plaza                              7.13      K-Mart                            102,558       08/31/2006
Williamsport, PA                                   Giant Foods                        66,935       10/31/2019

LA Fitness Facility                     18.09      LA Fitness                         41,000       12/31/2018
Fort Washington, PA

Fairview Plaza                          11.40      Giant Foods                        59,237       02/28/2017
New Cumberland, PA

Halifax Plaza                           10.27      Giant Foods                        32,000       10/11/2019
Halifax, PA

Newport Plaza                           10.08      Giant Foods                        43,400       05/31/2021
Newport, PA

Pine Grove Plaza Shopping Center        10.47      Peebles                            24,963       01/31/2022
Pemberton Township, NJ

                                       11

CEDAR SHOPPING CENTERS, INC.
PROPERTY SUMMARY
AS OF SEPTEMBER 30, 2004
(CONTINUED)

                                                                GROSS
                                                               LEASABLE     YEAR BUILT/     NUMBER
                                         YEAR     PERCENT        AREA        YEAR LAST        OF       PERCENT
PROPERTY                               ACQUIRED    OWNED        "GLA"        RENOVATED     TENANTS     OCCUPIED
---------------------------------------------------------------------------------------------------------------
Swede Square Shopping Center             2003       100%        98,792       1980/2004        16         88%
East Norriton, PA

Valley Plaza Shopping Center             2003       100%       191,189       1975/1994         7        100%
Hagerstown, MD


Wal-Mart Shopping Center                 2003       100%       155,842       1972/2000         8         95%
Southington, CT

South Philadelphia Shopping Plaza        2003       100%       283,486       1950/2003        25         87%
Philadelphia, PA




River View Plaza I, II and III           2003       100%       244,225       1991/1998        22         97%
Philadelphia, PA


Columbus Crossing Shopping Center        2003       100%       142,166          2001           9        100%
Philadelphia, PA

Sunset Crossings Shopping Center         2003       100%        74,142          2002           6         96%
Dickson City, PA

The Commons                              2004       100%       175,121      2000 - 2003       21         98%
DuBois, PA

Townfair Center                          2004       100%       203,531      1995 - 2002       11         97%
White Township, PA

Lake Raystown Plaza                      2004       100%        84,292          1995           9        100%
Huntingdon, PA
                                                           -----------                     -----------------
                                                             3,199,283                       326         95%
                                                           -----------                     -----------------

[RESTUBBED}


                                         AVERAGE               MAJOR TENANTS [>=20,000 SF OF GLA]
                                      BASE RENT PER   ----------------------------------------------------
PROPERTY                                LEASED SF     NAME                        SF      LEASE EXPIRATION
----------------------------------------------------------------------------------------------------------
Swede Square Shopping Center              13.11       LA Fitness                37,200       06/30/2016
East Norriton, PA

Valley Plaza Shopping Center               4.33       K-Mart                    95,810       09/30/2009
Hagerstown, MD                                        Ollie's                   41,888       03/31/2011
                                                      Tractor Supply            32,095       05/31/2010

Wal-Mart Shopping Center                   5.32       Wal-Mart                  95,482       01/31/2020
Southington, CT                                       Namco                     20,000       01/31/2011

South Philadelphia Shopping Plaza         12.92       Shop Rite                 54,388       09/30/2018
Philadelphia, PA                                      Bally's Total Fitness     31,000       05/31/2017
                                                      Ross Stores               31,349       01/31/2013
                                                      Modell's                  20,000       01/31/2018
                                                      Strauss Discount Auto     20,000       11/30/2013

River View Plaza I, II and III            18.26       United Artists            77,700       12/31/2018
Philadelphia, PA                                      Pep Boys                  22,000       09/30/2014
                                                      DA Lease Co.              25,000       01/31/2005

Columbus Crossing Shopping Center         15.22       Super Fresh Supermarket   61,506       09/30/2020
Philadelphia, PA                                      Old Navy                  25,000       09/30/2008
                                                      A.C. Moore                22,000       09/30/2011

Sunset Crossings Shopping Center          14.42       Giant Foods               54,332       06/30/2022
Dickson City, PA

The Commons                               10.03       Elder-Beerman Stores      54,500       01/31/2017
DuBois, PA                                            Shop 'n Save              52,654       10/07/2015

Townfair Center                            7.68       Lowe's Home Centers       95,173       12/31/2015
White Township, PA                                    Shop 'n Save              50,000       02/08/2012

Lake Raystown Plaza                        8.54       Giant Foods               39,244       07/31/2015
Huntingdon, PA
                                       --------
                                          10.65
                                       --------

CEDAR SHOPPING CENTERS, INC.
PROPERTY SUMMARY
AS OF SEPTEMBER 30, 2004
(CONTINUED)

                                                             GROSS
                                                            LEASABLE     YEAR BUILT/    NUMBER
                                      YEAR      PERCENT       AREA        YEAR LAST       OF       PERCENT
PROPERTY                            ACQUIRED     OWNED       "GLA"        RENOVATED     TENANTS    OCCUPIED
-----------------------------------------------------------------------------------------------------------
DEVELOPMENT/REDEVELOPMENT PROPERTIES:
Camp Hill Mall                        2002       100%       485,882       1958/2004       22         58%
Camp Hill, PA


Golden Triangle Shopping Center       2003       100%       191,581       1960/2004       15         63%
Lancaster, PA


Carbondale Plaza                      2004       100%       129,915          1972          8         61%
Carbondale, PA

Huntingdon Plaza                      2004       100%       151,277      1972 - 2003      13         50%
Huntingdon, PA

Hamburg Shopping Center               2004       100%        97,633      1988 - 1993       6         14%
Hamburg, PA
                                                          ---------                     -------------------
                                                          1,056,288                       64         54%
                                                          ---------                     -------------------
TOTAL PORTFOLIO                                           4,255,571                      390         85%
                                                          =========                      ==================


                                              AVERAGE           MAJOR TENANTS [>=20,000 SF OF GLA]
                                           BASE RENT PER   ---------------------------------------------
PROPERTY                                     LEASED SF     NAME                SF       LEASE EXPIRATION
--------------------------------------------------------------------------------------------------------
DEVELOPMENT/REDEVELOPMENT PROPERTIES:
Camp Hill Mall                                 7.64        Boscov's         167,597        09/30/2010
Camp Hill, PA                                              Giant Foods       42,070        01/31/2011
                                                           Barnes & Noble    24,908        01/31/2011

Golden Triangle Shopping Center                8.96        Marshalls         30,000        05/31/2010
Lancaster, PA                                              Staples           24,060        05/31/2012
                                                           B&G Inc.          22,000        04/30/2009

Carbondale Plaza                               5.24        Weis Markets      52,720        02/29/2016
Carbondale, PA

Huntingdon Plaza                               6.47        Peebles           22,060        01/31/2018
Huntingdon, PA

Hamburg Shopping Center                       10.55
Hamburg, PA
                                          ---------
                                               7.50
                                          ---------
TOTAL PORTFOLIO                              $10.15
                                          =========

CEDAR SHOPPING CENTERS, INC.
DEBT SUMMARY
AS OF SEPTEMBER 30, 2004
(UNAUDITED)


                                                           INT. RATE        BALANCE          BALANCE
                               PERCENT      MATURITY        SEP 30,         SEP 30,          DEC 31,
PROPERTY                        OWNED         DATE            2004            2004             2003
----------------------------------------------------------------------------------------------------------

FIXED-RATE MORTGAGES:
-----------------------------
The Point                         100.0%    Sep 2012             7.625%      $19,344,110      $19,575,315
Academy Plaza                     100.0%    Mar 2013             7.275%       10,316,418       10,422,358
Port Richmond Village             100.0%    Apr 2008             7.174%       11,176,696       11,291,886
Washington Center Shoppes         100.0%    Nov 2007             7.530%        5,769,806        5,826,179
Red Lion                           20.0%    Feb 2010             8.860%       16,494,642       16,590,396
Loyal Plaza                        25.0%    Jun 2011             7.180%       13,570,474       13,676,519
Camp Hill                         100.0%    Nov 2004             4.740%        7,000,000        7,000,000
Fairview Plaza                     30.0%    Feb 2013             5.710%        5,960,971        6,017,539
Halifax Plaza                      30.0%    Jan 2010             6.830%        4,122,500        4,190,000
Newport Plaza                      30.0%    Feb 2010             6.830%        3,811,500        3,870,000
Newport Plaza                      30.0%    Feb 2010             6.830%        1,452,384        1,475,784
Pine Grove Plaza                  100.0%    Apr 2010             6.240%        5,775,000        5,887,500
Pine Grove Plaza                  100.0%    Mar 2006             8.500%          440,345          413,242
Golden Triangle                   100.0%    Apr 2008             7.390%        9,664,589        9,825,318
Townfair Center                   100.0%    Mar 2008             6.960%        9,922,292                -
                                         ----------------------------------------------------------------
TOTAL FIXED-RATE DEBT                       5.4 years            7.220%      124,821,727      116,062,036
                                                                        ---------------------------------
                                        [wtd-avg maturity][wtd-avg rate]

VARIABLE-RATE MORTGAGES:
-----------------------------
LA Fitness Facility                50.0%    Dec 2007             5.750%        4,978,234        4,558,803
Camp Hill                         100.0%    Nov 2004             3.790%        7,000,000        7,000,000
Swede Square                      100.0%    May 2005                N/A                -        5,560,000
Valley Plaza                      100.0%    Jun 2005             4.340%        6,361,583        6,361,583
Wal-Mart                          100.0%    Aug 2005             4.340%        5,440,991        5,440,988
                                                                        ---------------------------------

                                                                              23,780,808       28,921,374
Secured revolving credit
  facility                        100.0%    Jan 2007             4.032%       28,950,000       17,000,000

                                         ----------------------------------------------------------------
TOTAL VARIABLE-RATE DEBT                    1.8 years            4.230%       52,730,808       45,921,374
                                         [wtd-avg maturity][wtd-avg rate]

                                         ----------------------------------------------------------------
TOTAL DEBT                                  4.3 years            6.330%     $177,552,535     $161,983,410
-----------------------------                                           =================================
                                        [wtd-avg maturity][wtd-avg rate]

[RESTUBBED}

                                         PRO RATA SHARE
                                 --------------------------------
                                    SEP 30,          DEC 31,
PROPERTY                              2004             2003
------------------------------- ----------------------------------

FIXED-RATE MORTGAGES:
-----------------------------
The Point                            $19,344,110      $19,575,315
Academy Plaza                         10,316,418       10,422,358
Port Richmond Village                 11,176,696       11,291,886
Washington Center Shoppes              5,769,806        5,826,179
Red Lion                               3,298,928        3,318,079
Loyal Plaza                            3,392,619        3,419,130
Camp Hill                              7,000,000        7,000,000
Fairview Plaza                         1,788,291        1,805,262
Halifax Plaza                          1,236,750        1,257,000
Newport Plaza                          1,143,450        1,161,000
Newport Plaza                            435,715          442,735
Pine Grove Plaza                       5,775,000        5,887,500
Pine Grove Plaza                         440,345          413,242
Golden Triangle                        9,664,589        9,825,318
Townfair Center                        9,922,292                -
                                ---------------------------------
TOTAL FIXED-RATE DEBT                 90,705,009       81,645,004
                                ---------------------------------


VARIABLE-RATE MORTGAGES:
-----------------------------
LA Fitness Facility                    2,489,117        2,279,402
Camp Hill                              7,000,000        7,000,000
Swede Square                                   -        5,560,000
Valley Plaza                           6,361,583        6,361,583
Wal-Mart                               5,440,991        5,440,988
                                ---------------------------------

                                      21,291,691       26,641,973
Secured revolving credit
  facility                            28,950,000       17,000,000

                                ---------------------------------
TOTAL VARIABLE-RATE DEBT              50,241,691       43,641,973


                                ---------------------------------
TOTAL DEBT                          $140,946,700     $125,286,976
-----------------------------   =================================


CEDAR SHOPPING CENTERS, INC.
DEBT SUMMARY
AS OF SEPTEMBER 30, 2004
(UNAUDITED)
(CONTINUED)

                                                 MORTGAGE DEBT
                                         -------------------------------     SECURED
                                          SCHEDULED         BALLOON         REVOLVING
MATURITY SCHEDULE BY YEAR                AMORTIZATION       PAYMENTS     CREDIT FACILITY       TOTAL
----------------------------------------------------------------------------------------------------------
                 2004                          $458,648      $14,000,000                       $14,458,648
                 2005                         1,882,804       11,802,574                        13,685,378
                 2006                         2,010,777          431,119                         2,441,896
                 2007                         2,089,102       10,487,717      $28,950,000       41,526,819
                 2008                         1,599,797       28,644,387                        30,244,184
                 2009                         1,542,018                -                         1,542,018
                 2010                         1,117,717       28,832,891                        29,950,608
                 2011                           992,470       12,285,642                        13,278,112
                 2012                           759,348       15,900,641                        16,659,989
                 2013                            53,733       13,711,150                        13,764,883
                                       -------------------------------------------------------------------
                                            $12,506,414     $136,096,121      $28,950,000     $177,552,535
                                       ===================================================================

Mortgage loans maturing during the period ending December 31, 2004 include a $14 million mortgage loan secured by the Camp Hill Mall. The Company expects to arrange new financing which would provide for (1) the repayment of the existing mortgage, and (2) the completion of the redevelopment program at the property. If such financing is not in place by the due date of the existing mortgage, the Company expects that the $14 million loan will be temporarily refinanced from its secured revolving credit facility.

CEDAR SHOPPING CENTERS, INC
CONSOLIDATED JOINT VENTURES INFORMATION
(UNAUDITED)

                                                                         AS OF SEPTEMBER 30, 2004
                                   ---------------------------------------------------------------------------------------------
                                                      MORTGAGE      OTHER ASSETS                    EQUITY (A)
                     PARTNERS'     REAL ESTATE,        LOANS        LIABILITIES,    --------------------------------------------
      PROPERTY        PERCENT           NET           PAYABLE            NET          PARTNERS       CEDAR (B)        TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Loyal Plaza             75%          $ 19,123,418     $ 13,570,474     $   741,493     $ 4,504,164    $ 1,790,273   $  6,294,437

Red Lion                80%            19,193,302       16,494,642       1,646,439       2,947,780      1,397,319      4,345,099

Fairview Plaza (c)      70%             8,775,678        5,960,971        (327,026)      1,605,677        882,004      2,487,681

Halifax Plaza (c)       70%             5,518,814        4,122,500        (123,984)      1,189,379         82,951      1,272,330

Newport Plaza (c)       70%             6,413,358        5,263,884          46,043       1,082,249        113,268      1,195,517

LA Fitness Facility     50%             5,955,291        4,978,234         201,414         871,584        306,887      1,178,471
                                     -------------------------------------------------------------------------------------------
                                     $ 64,979,861     $ 50,390,705     $ 2,184,379    $ 12,200,833    $ 4,572,702   $ 16,773,535
                                     ===========================================================================================

                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                             -----------------------------------------------------------------------------
                                                                           SHARE OF PROPERTY NET INCOME
                                                                        ----------------------------------
                                  PROPERTY-LEVEL OPERATIONS                   PARTNERS
                   PARTNERS' -------------------------------------      ----------------------------------
     PROPERTY      PERCENT    REVENUES    EXPENSES    NET INCOME        REGULAR    PREFERENCE   CEDAR (B)
---------------------------- -------------------------------------      ----------------------------------
Loyal Plaza          75%     $ 2,031,332 $ 1,617,582   $   413,750      $ 310,313    $ 103,437   $       -

Red Lion             80%       2,360,061   2,353,029         7,032          5,626            -       1,406

Fairview Plaza (c)   70%         706,437     512,778       193,659--|
                                                                    |
Halifax Plaza (c)    70%         535,935     444,741        91,194  |->  294,699        25,260      70,501
                                                                    |
Newport Plaza (c)    70%         669,400     533,254       136,146--|

LA Fitness Facility  50%         557,860     320,585       237,275        118,637            -     118,638
                             -------------------------------------      ----------------------------------
                             $ 6,861,025 $ 5,781,969   $ 1,079,056      $ 729,275    $ 128,697   $ 190,545
                             =====================================      ==================================

[RESTUBBED]

                             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                             --------------------------------------------
                                           SHARE OF FFO
                   PARTNERS'      ---------------------------------
     PROPERTY      PERCENT        PARTNERS   CEDAR (B)     TOTAL
----------------------------      ---------------------------------
Loyal Plaza          75%          $  536,812  $ 180,777  $  717,589

Red Lion             80%             264,535     66,134     330,669

Fairview Plaza (c)   70%--|
                          |
Halifax Plaza (c)    70%  |->        532,132    213,128     745,260
                          |
Newport Plaza (c)    70%--|

LA Fitness Facility  50%             156,847    156,847     313,694
                                  ---------------------------------
                                  $1,490,326  $ 616,886  $2,107,212
                                  =================================

(a) The Partners/Cedar shares of equity, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the cumulative effect of preference returns to joint venture partners.

(b)  Includes limited partners' share.

(c) As each of these three properties is under an umbrella partnership, any shortfall in required preference payments by any one of the properties will be offset by excess cash flow from any of the other properties.

CEDAR SHOPPING CENTERS, INC.
TENANT CONCENTRATION SCHEDULE
AS OF  SEPTEMBER 30, 2004
(UNAUDITED)

                                                                                                % OF TOTAL        AVERAGE
                                        NUMBER                  % OF TOTAL      ANNUALIZED      ANNUALIZED      ANNUALIZED
TENANT                                 OF STORES      SF            SF           BASE RENT       BASE RENT       BASE RENT
------------------------------------------------------------------------------------------------------------------------------
Top ten tenants:
Giant Foods                                 8        392,218         9.2%        $4,040,130         11.0%          $10.30
United Artists Theatre Group                1         77,700         1.8%         1,328,950          3.6%           17.10
Staples                                     4         90,002         2.1%         1,254,704          3.4%           13.94
LA Fitness                                  2         78,200         1.8%         1,115,928          3.0%           14.27
Shop 'n Save                                2        102,654         2.4%           854,151          2.3%            8.32
Boscov's                                    1        167,597         3.9%           742,071          2.0%            4.43
Super Fresh                                 1         61,506         1.4%           650,000          1.8%           10.57
Best Buy                                    1         46,000         1.1%           619,083          1.7%           13.46
Shop Rite                                   1         54,388         1.3%           595,005          1.6%           10.94
Lowe's Home Center                          1         95,173         2.2%           585,314          1.6%            6.15
                                      ----------------------------------------------------------------------------------------
SUB-TOTAL TOP TEN TENANTS                  22      1,165,438        27.4%        11,785,337         32.1%           10.11

Remaining tenants                         368      2,451,205        57.6%        24,929,819         67.9%           10.17
                                      ----------------------------------------------------------------------------------------
SUB-TOTAL ALL TENANTS                     390      3,616,643        85.0%        36,715,156        100.0%           10.15

Vacant                                    N/A        638,928        15.0%            N/A             N/A             N/A
                                      ----------------------------------------------------------------------------------------
TOTAL (INCLUDING VACANT)                  390      4,255,571       100.0%        $36,715,156       100.0%           $8.63
                                      ========================================================================================

CEDAR SHOPPING CENTERS, INC.
LEASE EXPIRATION SCHEDULE
AS OF  SEPTEMBER 30, 2004
(UNAUDITED)

                                                                                              % OF TOTAL          AVERAGE
            YEAR OF                 NUMBER                    % OF TOTAL     ANNUALIZED       ANNUALIZED      ANNUALIZED BASE
          EXPIRATION              OF TENANTS        SF            SF          BASE RENT        BASE RENT        RENT PER SF
-------------------------------------------------------------------------------------------------------------------------------
             M-T-M                     9           23,611        0.6%        $   311,528          0.8%            $13.19
             2004                      9           18,512        0.4%            282,368          0.8%             15.25
             2005                     43          207,700        4.9%          2,766,047          7.5%             13.32
             2006                     57          293,597        6.9%          3,164,258          8.6%             10.78
             2007                     60          235,392        5.5%          3,058,655          8.3%             12.99
             2008                     50          281,236        6.6%          3,723,425         10.1%             13.24
             2009                     52          296,747        7.0%          2,647,772          7.2%              8.92
             2010                     13          281,763        6.6%          1,650,930          4.5%              5.86
             2011                     16          288,761        6.8%          2,394,495          6.5%              8.29
             2012                     21          203,698        4.8%          2,101,248          5.7%             10.32
             2013                     13          112,334        2.6%          1,272,427          3.5%             11.33
          Thereafter                  47        1,373,292       32.3%         13,342,004         36.3%              9.72
                                -----------------------------------------------------------------------------------------------
                                     390        3,616,643       85.0%         36,715,156        100.0%             10.15
            Vacant                   N/A          638,928       15.0%            N/A              N/A               N/A
                                -----------------------------------------------------------------------------------------------
   TOTAL (INCLUDING VACANT)          390        4,255,571       100.0%       $36,715,156        100.0%             $8.63
                                ===============================================================================================
